                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                     DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                       FORM NO.    ATTACHED         ATTACHED
------------------                                       --------    --------       -----------
Debtor Affirmations                                      MOR - 1        Yes
Schedule of Cash Receipts and Disbursements              MOR - 2        Yes
Bank Account Reconciliations                             MOR - 2        Yes
Statement of Operations                                  MOR - 3        Yes
Balance Sheet                                            MOR - 4        Yes
Status of Postpetition Taxes                             MOR - 5        Yes
Summary of Unpaid Postpetition Debts                     MOR - 5        Yes
Listing of aged accounts payable                         MOR - 5        N/A
Schedule of Insurance - Listing of Policies              MOR - 6        Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES, INC.
----------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/22/2003
----------------------------------------------                      ------------
Signature of Authorized Individual                                  Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                TRUE             FALSE
----------------------------------                                                ----             -----
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X

2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                 X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES, INC.
-----------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/22/2003
-----------------------------------------                       ----------------
Signature of Authorized Individual                              Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                    Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                CUMULATIVE FILING TO
                                                                                                CURRENT MONTH            DATE
                                                         OPERATING          BANK ACCOUNTS           ACTUAL              ACTUAL
                                                         ------------------------------------ --------------------------------------
CASH - BEGINNING OF MONTH                                  $   -       $   -   $   -    $  -   $ 40,734,714.02    $  4,655,262.26

RECEIPTS                                                   SEE ATTACHED SCHEDULE A

INTERNAL TRANSFERS                                             -           -       -       -           540,959        550,030,180
INTEREST INCOME                                                -           -       -       -            13,664            250,018
ACCOUNTS RECEIVABLE - CREDIT & COLL.                           -           -       -       -                 -          1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                                  -           -       -       -                 -         87,262,187
RETAIL STORE DEPOSITS                                          -           -       -       -                 -         42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                 -           -       -       -                 -        149,281,644
REVOLVER BORROWINGS - FLEET                                    -           -       -       -                 -        163,221,961
RETURN ITEMS REDEPOSITED                                       -           -       -       -                 -             32,954
MISCELLANEOUS                                                  -           -       -       -                 -          7,522,344
BANKCARD CASH RECEIPTS                                         -           -       -       -                 -        103,709,267
EMPLOYEE BENEFIT PLANS                                         -           -       -       -                 -            287,173
CORPORTE INCOME TAX REFUND                                     -           -       -       -                 -          2,851,536
  TOTAL RECEIPTS                                           $   -       $   -   $   -   $   -   $       554,623    $ 1,108,010,852
                                                           -----       -----   -----   -----   ---------------    ---------------

DISBURSEMENTS                                              SEE ATTACHED SCHEDULE A

INTERNAL TRANSFERS                                             -           -       -       -           540,959        552,743,895
ELECTRONIC PAYROLL TAXES PAYMENTS                              -           -       -       -            19,661         16,209,656
PAYROLL                                                        -           -       -       -            28,346         46,421,875
PAYMENTS/TRANSFERS TO LIQUIDATORS                              -           -       -       -                 -         36,818,422
VENDOR PAYMENTS                                                -           -       -       -           493,012        131,383,832
ELECTRONIC SALES TAX PAYMENTS                                  -           -       -       -                 -         14,640,476
REVOLVER FEES AND INTEREST - FLEET                             -           -       -       -                 -          5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                           -           -       -       -                 -        257,525,534
CUSTOMER REFUNDS                                               -           -       -       -                 -          2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                                 -           -       -       -                 -          8,112,333
CORPORATE INCOME TAX PAYMENTS                                  -           -       -       -                 -             77,050
BANK FEES                                                      -           -       -       -               445            395,987
RETURN ITEMS                                                   -           -       -       -                 -            530,806
MISCELLANEOUS                                                  -           -       -       -                 -             84,046
                                                               -           -       -       -                 -                  -
  TOTAL DISBURSEMENTS                                      $   -       $   -   $   -   $   -         1,082,423      1,072,459,199
                                                           -----       -----   -----   -----    --------------     --------------

NET CASH FLOW                                              $   -       $   -   $   -   $   -    $     (527,799)    $   35,551,652
                                                           -----       -----   -----   -----    --------------     --------------

CASH - END OF MONTH                                        $   -       $   -   $   -   $   -    $   40,206,915     $   40,206,915
                                                           -----       -----   -----   -----    --------------     --------------

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                $    1,082,423
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                              $      540,959
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                            $            -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                    $      541,464

                                                                    Form MOR - 2

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                            COMERICA BANK
                                                ------------------------------------------------------------------------
                                                   PAYROLL         FLEX           VEBA         CONCENTR.      FUNDING
                                                 1851132363     1840425811     1840427643     1149003715     1850803196
                                                ------------------------------------------------------------------------
Cash - Beg                                      $     10,992   $      5,527   $     12,265   $     42,751   $  7,655,163

Receipts
Internal Transfers                                    28,346              -              -        512,613              -
Interest Income                                            -              -              -              -              -
Accounts Receivable - Credit/Collections                   -              -              -              -              -
Accounts Receivable - Lockbox                              -              -              -              -              -
Retail Cash/Check Sales & J-Card Store
  Payments                                                 -              -              -              -              -
Asset Dispositions & Payments from Liquidators             -              -              -              -              -
Revolver Borrowings - Fleet                                -              -              -              -              -
Return Items Redeposited                                   -              -              -              -              -
Misc Deposits/Credits                                      -              -              -              -              -
Bankcard Receipts                                          -              -              -              -              -
Employee Benefit Plans - Payments from
  Providers                                                -              -              -              -              -
Corporate Income Tax Refund                                -              -              -              -              -
Total Receipts                                  $     28,346   $          -   $          -   $    512,613   $          -

Disbursements
Internal Transfers                                         -              -              -              -        540,959
Electronic Payroll Tax / Withholding Payments              -              -              -         17,389          2,271
Payroll                                               28,346              -              -              -              -
Payments/Transfers to Liquidators                          -              -              -              -              -
Vendor Payments                                            -              -              -        493,012              -
Electronic Sales Tax Payments                              -              -              -              -              -
Revolver Fees and Interest - Fleet                         -              -              -              -              -
Receipts applied to Revolver Balance - Fleet               -              -              -              -              -
Customer Refunds                                           -              -              -              -              -
Employee Benefit Plan Payments                             -              -              -              -              -
Corporate Income Tax Payments                              -              -              -              -              -
Bank Fees                                                  -              -              -              -              -
Return Items                                               -              -              -              -              -
Miscellaneous                                              -              -              -              -              -

Total Disbursements                             $     28,346   $          -   $          -   $    510,402   $    543,230

Net Cash Flow                                   $          -   $          -   $          -   $      2,211   $   (543,230)

Cash End of Month                               $     10,992   $      5,527   $     12,265   $     44,962   $  7,111,932

                                                   FLEET
                                                ------------     CURRENT
                                                  CUSTOMER        MONTH
                                                 9419400055       TOTAL
                                                ------------   ------------
Cash - Beg                                      $ 33,008,017   $ 40,734,714

Receipts
Internal Transfers                                         -        540,959
Interest Income                                       13,664         13,664
Accounts Receivable - Credit/Collections                   -              -
Accounts Receivable - Lockbox                              -              -
Retail Cash/Check Sales & J-Card Store
  Payments                                                 -              -
Asset Dispositions & Payments from Liquidators             -              -
Revolver Borrowings - Fleet                                -              -
Return Items Redeposited                                   -              -
Misc Deposits/Credits                                      -              -
Bankcard Receipts                                          -              -
Employee Benefit Plans - Payments from
  Providers                                                -              -
Corporate Income Tax Refund                                -              -
Total Receipts                                  $     13,664   $    554,623

Disbursements
Internal Transfers                                         -        540,959
Electronic Payroll Tax / Withholding Payments              -         19,661
Payroll                                                    -         28,346
Payments/Transfers to Liquidators                          -              -
Vendor Payments                                            -        493,012
Electronic Sales Tax Payments                              -              -
Revolver Fees and Interest - Fleet                         -              -
Receipts applied to Revolver Balance - Fleet               -              -
Customer Refunds                                           -              -
Employee Benefit Plan Payments                             -              -
Corporate Income Tax Payments                              -              -
Bank Fees                                                445            445
Return Items                                               -              -
Miscellaneous                                              -              -

Total Disbursements                             $        445   $  1,082,423

Net Cash Flow                                   $     13,220   $   (527,799)

Cash End of Month                               $ 33,021,236   $ 40,206,915

                                                                    Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                               BANK RECONCILIATION

JACOBSON STORES, INC.

                                                    BANK ACCOUNTS
                            --------------------------------------------------------------
BALANCE PER BOOKS           $           -       $          -   $          -   $          -

Bank Balance                SEE ATTACHED SCHEDULE B                       -              -
Plus: Deposits In Transit               -                  -              -              -
Less: Outstanding Checks                -                  -              -              -
Other                                   -                  -              -              -
ADJUSTED BANK BALANCE       $           -       $          -   $          -   $          -

Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Form MOR - 2(continued)

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                   COMERICA BANK                            FLEET
                                            ----------------------------------------------------------   ------------
                                              PAYROLL     FLEX         VEBA      CONCENTR.   FUNDING       CUSTOMER
                                            1851132363 1840425811   1840427643  1149003715  1850803196     9419400055      TOTAL
                                            ----------------------------------------------------------   ------------  -------------
Balance Per Books                            $  1,000  $    300      $ (1,187)  $ 10,881   $ 7,111,932   $ 33,021,236  $ 40,144,163

Bank Balance                                   10,992     5,527        12,265     44,962     7,111,932     33,021,236    40,206,915
Plus: Deposits in Transit - Booked Not
  Banked                                            -         -             -          -             -              -             -
Less: Outstanding Checks/Wire Transfers        (9,992)   (5,227)      (13,467)   (34,081)            -              -       (62,766)
Less: Outstanding Internal Transfers                -         -             -          -             -              -             -
Less: Deposits in Transit - Banked not
  Booked                                            -         -             -          -             -              -             -
Misposted Entries                                   -         -             -          -             -              -             -
Checks issued not on Books                          -         -             -          -             -              -             -
Interest Income not on Books                        -         -             -          -             -              -             -
Return of Direct Deposit Funds not on Books         -         -             -          -             -              -             -
Checks Cleared not O/S on Books                     -         -             -          -             -              -             -
Overdraft Charges not on Books                      -         -             -          -             -              -             -
Returned Items                                      -         -             -          -             -              -             -
Interest Expense not on Books                       -         -             -          -             -              -             -
Bank Fees/Debits not on Books                       -         -             -          -             -              -             -
Misc Deposit/Credit not on Books                    -         -             -          -             -              -             -
Bankcard Fees not on Books                          -         -             -          -             -              -             -
Bankcard Debits on Books not Bank                   -         -             -          -             -              -             -
Misc variance                                       -         -            15          -             -              -            15
                                                                                                                                  -
Adjusted Bank Balance                        $  1,000  $    300      $ (1,187)  $ 10,881   $ 7,111,932   $ 33,021,236  $ 40,144,163

                                                                    Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                            STATEMENT OF OPERATIONS**

                             (dollars in thousands)

                                                          Period        Month      Fiscal       Cumulative
                                                          Ended         Ended     Year 2003    Filing to date
                                                         02/01/03     09/30/03     to date        Totals
                                                        ----------    --------    ---------    --------------
Net Sales                                               $  155,128    $      -    $       -    $     155,128

Cost of Goods Sold                                        (110,796)          -            -         (110,796)
                                                        ----------    --------    ---------    -------------
Gross Profit                                                44,332           -            -           44,332

Operating Expenses                                         (68,723)        (49)        (884)         (69,607)
                                                        ----------    --------    ---------    -------------
Operating Income / (Loss)                                  (24,391)        (49)        (884)         (25,275)

Interest Income / (Expense), net                            (2,221)         13          136           (2,085)

Other Income / (Expense)                                   (60,416)          -       (1,590)         (62,006)
                                                        ----------    --------    ---------    -------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes      (87,028)        (36)      (2,338)         (89,366)

Reorganization / Liquidation Expenses                      (14,662)       (242)      (2,068)         (16,730)

Income Taxes - Benefit / (Expense)                             521           -          238              759
                                                        ----------    --------    ---------    -------------
Net Income / (Loss)                                     $ (101,169)   $   (278)   $  (4,168)   $    (105,337)
                                                        ==========    ========    =========    =============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                    Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                                BALANCE SHEET **

                             (dollars in thousands)

                 ASSETS
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                             $    40,144
ACCOUNTS RECEIVABLE, NET                                        0
DUE FROM VENDORS, NET                                         414
INTERCOMPANY RECEIVABLE                                         0
INVENTORIES                                                     0
DEFERRED FINANCING                                              0
PREPAID INSURANCE                                               0
LANDLORD DEPOSITS                                             213
REFUNDABLE TAXES                                              233
OTHER PREPAIDS                                                  0
                                                      -----------
                      SUBTOTAL                             41,004

TOTAL PROPERTY, PLANT & EQUIPMENT                               0
LESS: ACCUMULATED DEPRECIATION                                  0
                                                      -----------
                 PROPERTY, PLANT & EQUIPMENT, NET               -

OTHER ASSETS:
LIFE INSURANCE - CSV                                            0
EQUITY IN SUBS                                              2,100
PREPAID PENSION                                                 0
PROFESSIONAL RETAINERS                                        374
COLLATERALIZED LETTERS OF CREDIT                              506
OTHER                                                          13
                                                      -----------
                      SUBTOTAL                              2,993
                                                      -----------

TOTAL ASSETS                                          $    43,997
                                                      ===========

                                                                    Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                                BALANCE SHEET **

                             (dollars in thousands)

        LIABILITIES & STOCKHOLDER'S EQUITY
CURRENT LIABILITIES - POST - PETITION:
ACCOUNTS PAYABLE                                        $       -
ACCRUED PAYROLL                                                 0
ACCRUED PAYROLL TAXES                                           0
ACCRUED PROPERTY TAXES                                          0
ACCRUED STATE INCOME TAXES                                      0
ACCRUED PROFESSIONAL FEES                                     714
ACCRUED RENT/LEASE                                            177
ACCRUED INTEREST                                                0
RESTRUCTURING / STORE CLOSING RESERVE                         855
ACCRUED VACATION                                               86
ACCRUED MEDICAL / HOSPITAL                                    917
ACCRUED CUSTOMER GIFT CARD BALANCES                         1,861
ACCRUED WORKERS COMPENSATION                                  509
ACCRUED OTHER                                                 290
                                                        ---------
                                 SUBTOTAL                   5,409

OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                   76,293
OTHER LIABILITIES                                               0
                                                        ---------
                                 SUBTOTAL                  76,293
                                                        ---------
TOTAL CURRENT LIABILITIES - POST-PETITION                  81,702

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                             30,505
ACCOUNTS PAYABLE - EXPENSE                                 10,577
ACCOUNTS PAYABLE - PROPERTY TAXES                             569
                                                        ---------
                                 SUBTOTAL                  41,651

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                       8,833
ACCRUED PROPERTY TAXES                                      2,319
ACCRUED GOM CAPITAL LEASE OBLIGATION                            0
ACCRUED WORKERS COMPENSATION                                2,230
OFFICER'S DEFERRED COMPENSATION                               415
ACCRUED VACATION                                               62
ACCRUED INTEREST                                            1,079
DEBENTURES                                                 24,376
MORTGAGES                                                       0
OTHER LIABILITIES                                               0
                                                        ---------
                                 SUBTOTAL                  39,314
                                                        ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                    80,965
                                                        ---------
TOTAL LIABILITIES                                         162,667

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                5,975
PAID IN SURPLUS                                             7,201
TREASURY STOCK                                               (399)
RETAINED EARNINGS, BEGINNING                             (127,279)
CURRENT PERIOD EARNINGS                                    (4,168)
                                                        ---------
                                 SUBTOTAL                (118,670)
                                                        ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                $  43,997
                                                        =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                    Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                         SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

                         BEGINNING TAX  AMOUNT WITHHELD OR
                           LIABILITY         ACCRUED        AMOUNT PAID        DATE PAID
-----------------------------------------------------------------------------------------------
FEDERAL
Withholding              $           -  $           14,208  $    14,208  SEE SUMMARY SCHEDULE C
FICA - Employee                      -               1,591        1,591  SEE SUMMARY SCHEDULE C
FICA - Employer                      -               1,591        1,591  SEE SUMMARY SCHEDULE C
Unemployment                         -                   -            -  SEE SUMMARY SCHEDULE C
Income                               -                   -            -
Other:                               -                   -            -
  TOTAL FEDERAL TAXES                -              17,389       17,389
-----------------------------------------------------------------------------------------------
STATE AND LOCAL
Withholding                          -               2,489        2,489  SEE SUMMARY SCHEDULE C
Sales & Use                          -                   -            -
Unemployment                         -                   -            -  SEE SUMMARY SCHEDULE C
Real Property                        -                   -            -
Personal Property                    -                   -            -
Income                               -                   -            -  SEE SUMMARY SCHEDULE C
Other:                               -                   -            -
  TOTAL STATE AND LOCAL              -               2,489        2,489
-----------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE      $           -  $           19,879  $    19,879
-----------------------------------------------------------------------------------------------
REFUNDABLE TAXES         $    (233,265)                  -            -
-----------------------------------------------------------------------------------------------


                         CHECK NO. OR EFT  ENDING TAX LIABILITY
---------------------------------------------------------------
FEDERAL
Withholding                                     $        -
FICA - Employee                                          -
FICA - Employer                                          -
Unemployment                                             -
Income                                                   -
Other:                                                   -
  TOTAL FEDERAL TAXES                                    -
----------------------------------------------------------
STATE AND LOCAL
Withholding                                              -
Sales & Use                                              -
Unemployment                                             -
Real Property                                            -
Personal Property                                        -
Income                                                   -
Other:                                                   -
  TOTAL STATE AND LOCAL                                  -
----------------------------------------------------------
TOTAL TAXES PAYABLE                             $        -
----------------------------------------------------------
REFUNDABLE TAXES                                $ (233,265)
----------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                      NUMBER OF DAYS PAST DUE
                                                      -----------------------
                                          CURRENT     0 - 30   31 - 60   61 +   DISCOUNTS      TOTAL
-------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise          $         -   $    -   $     -   $  -   $       -             -
Accounts Payable - Non-Merchandise                -        -         -      -           -             -
Accrued Payroll                                   -        -         -      -                         -
Accrued Taxes                                     -        -         -      -                         -
Accrued Professional Fees                   714,000        -         -      -                   714,000
Accrued Rent / Leases                       177,000        -         -      -                   177,000
Restructuring / Store Closing Reserve       855,000        -         -      -                   855,000
Accrued Vacation                             86,000        -         -      -                    86,000
Accrued Medical / Hospital                  917,000        -         -      -                   917,000
Accrued Customer Gift Card Balances       1,861,000        -         -      -                 1,861,000
Accrued Workers Compensation                509,000        -         -      -                   509,000
Accrued Other                               290,000        -         -      -                   290,000
Other (excluding Interco. payable)                -        -         -      -                         -
-------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                $ 5,409,000   $    -   $     -   $  -   $       -   $ 5,409,000
-------------------------------------------------------------------------------------------------------

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

                                                                    Form MOR - 5

TAXES - SCHEDULE C: LISTING OF FEDERAL TAX PAYMENTS

                                                                 AMOUNT    CHECK/EFT NO.     DATE    ADD'L COMMENTS
FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS
    941 Deposit                                                  $ 9,223    9488645513     09/08/03
    941 Deposit                                                    8,166    9488560067     09/22/03
                                                                 -------
                                                                 $17,389
                                                                 -------
UNEMPLOYMENT - LISTING OF PAYMENTS
    940 Deposit - FUTA                                           $     -
                                                                 -------
                                                                 $     -
                                                                 -------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
    Michigan - Employee State Withholding                        $ 1,177    9488934742     09/08/03
    Michigan - Employee State Withholding                          1,095    9488817252     09/22/03
    Jackson, Michigan - Employee Local Withholding                   218       1026947     09/25/03
                                                                 -------
                                                                 $ 2,489
                                                                 -------
UNEMPLOYMENT - LISTING OF PAYMENTS
    SUTA:
    Michigan                                                     $     -
                                                                 -------
                                                                 $     -
                                                                 -------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                 $     -
                                                                 -------
                                                                 $     -
                                                                 -------

STATE INCOME TAXES
                                                                 $     -
                                                                 -------
                                                                 $     -
                                                                 -------
REAL ESTATE/ PERSONAL TAXES
                                                                 $     -
                                                                 -------
                                                                 $     -
                                                                 -------

                                                                    Form MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                                INSURANCE SUMMARY

                                                                   PREMIUMS
                                                   POLICY        PAID THROUGH
    POLICY TYPE         INSURER/POLICY NO.         PERIOD          EXP. DATE        DEDUCTIBLE                 LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability    St. Paul Insurance Co.  08/01/03-07/31/04      Yes        $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                    $1,000,000 Prod. Aggregate
                                                                                                    $1,000,000 Aggregate

General Liability     St. Paul Insurance Co.  08/01/03-07/31/04      Yes        $0                  $1,000,000 Each Occurrence
                      CK02102387                                                                    $2,000,000. General Aggregate
                                                                                                    $2,000,000 Products Aggregate
                                                                                                    $1,000,000 Personal & Adv.
                                                                                                    injury

Automobile            St. Paul Insurance Co.  08/01/03-07/31/04      Yes        None                $1,000,000 Liability / UM-UIM
                      CK02102387                                                $100 Comprehensive  Physical Damage
                                                                                $1,000 Collision    Physical Damage

Workers Comp. - MI    St. Paul Insurance Co.   5/4/03 - 5/4/04        No                            $1,000,000 Bodily Injury by
                      WVA2102876                                                                    Accident
                                                                                                    $1,000,000 Bodily Injury by
                                                                                                    Disease

Directors & Officers  XL Insurance            06/01/03-05/31/04      Yes        $250,000            $1,000,000 each claim/aggregate
                      Binder issued:
                      policy # pending

                                                                    Form MOR - 6

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                            MONTHLY OPERATING REPORT

  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                         DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                            FORM NO.   ATTACHED    ATTACHED
-------------------------------------------------------------------------------
Debtor Affirmations                           MOR - 1      Yes
Schedule of Cash Receipts and Disbursements   MOR - 2      Yes
Bank Account Reconciliations                  MOR - 2      Yes
Statement of Operations                       MOR - 3      Yes
Balance Sheet                                 MOR - 4      Yes
Status of Postpetition Taxes                  MOR - 5      N/A
Summary of Unpaid Postpetition Debts          MOR - 5      N/A
Listing of aged accounts payable              MOR - 5      N/A
Schedule of Insurance - Listing of Policies   MOR - 6      N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
---------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                  10/22/2003
----------------------------------------------                   --------------
Signature of Authorized Individual                               Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                               DEBTOR AFFIRMATION

                                         TRUE   FALSE
                                      ----------------
 AS DEBTOR IN POSSESSION, I AFFIRM:

1. That the insurance, as described
in section 5 of the Notice of
Operating Instructions and Reporting
Requirements, is in effect.               X

2. That all post petition taxes, as
described in section 9 of the Notice
of Operating Instructions and
Reporting Requirements, are current.      X

3. No professional fees (accountant,
attorneys, etc.) have been paid
without specific court authorization.
If no, provide an explanation below.      X

Additional Explanation (if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
-------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/22/2003
-------------------------------------                            ---------------
Signature of Authorized Individual                               Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                    Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                                   CURRENT     CUMULATIVE
                                                 COMERICA                           MONTH    FILING TO DATE
                                                1840421992                         ACTUAL        ACTUAL
----------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                       $   12,600  $  -   $   -   $   -   $12,600   $     104,726
----------------------------------------------------------------------------------------------------------
RECEIPTS
INTERNAL TRANSFERS                                       -     -       -       -         -       1,167,760
INTEREST INCOME                                          -     -       -       -         -             253
ACCOUNTS RECEIVABLE - CREDIT & COLL.                     -     -       -       -         -               -
ACCOUNTS RECEIVABLE - LOCKBOX                            -     -       -       -         -               -
RETAIL STORE DEPOSITS                                    -     -       -       -         -               -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -     -       -       -         -          34,754
REVOLVER BORROWINGS - FLEET                              -     -       -       -         -               -
RETURN ITEMS REDEPOSITED                                 -     -       -       -         -               -
MISCELLANEOUS                                            -     -       -       -         -         306,413
BANKCARD CASH RECEIPTS                                   -     -       -       -         -               -
EMPLOYEE BENEFIT PLANS                                   -     -       -       -         -               -
   TOTAL RECEIPTS                               $        -  $  -   $   -   $   -   $     -   $   1,509,181
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
INTERNAL TRANSFERS                                       -     -       -       -         -         679,318
ELECTRONIC PAYROLL TAXES PAYMENTS                        -     -       -       -         -               -
PAYROLL                                                  -     -       -       -         -               -
COMMERCIAL LOAN PAYMENTS                                 -     -       -       -         -         527,725
VENDOR PAYMENTS                                          -     -       -       -         -         106,856
ELECTRONIC SALES TAX PAYMENTS                            -     -       -       -         -               -
RECEIPTS APPLIED TO REVOLVER BALANCE                     -     -       -       -         -               -
CUSTOMER REFUNDS                                         -     -       -       -         -               -
EMPLOYEE BENEFIT PLAN PAYMENTS                           -     -       -       -         -               -
BANK FEES                                                -     -       -       -         -             116
RETURN ITEMS                                             -     -       -       -         -           2,500
MISCELLANEOUS                                            -     -       -       -         -           3,050
CORPORATE INCOME TAXES                                   -     -       -       -         -         281,741
   TOTAL DISBURSEMENTS                          $        -  $  -   $   -   $   -         -       1,601,307
----------------------------------------------------------------------------------------------------------
NET CASH FLOW                                   $        -  $  -   $   -   $   -   $     -   $     (92,126)
----------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                             $   12,600  $  -   $   -   $   -   $12,600   $      12,600
----------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                        $    -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                           -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                         -
-------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                            $    -
-------------------------------------------------------------------------------------------------

                                                                    Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                          Reporting Period: September 1, 2003 to
                                                            September 30, 2003

                               BANK RECONCILIATION

JACOBSON STORES REALTY COMPANY

                                                 COMERICA
                                                1840421992                                    TOTAL
-----------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                               $   12,600   $       -   $     -   $     -   $ 12,600
Bank Balance                                        12,600           -         -         -     12,600
Plus: Deposits In Transit - Booked not Banked            -           -         -         -          -
Less: Outstanding Checks/Wire Transfers                  -           -         -         -          -
Other                                                    -           -         -         -          -
ADJUSTED BANK BALANCE                           $   12,600   $       -   $     -   $     -   $ 12,600
-----------------------------------------------------------------------------------------------------

OTHER

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                         Form MOR - 2(continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                        Period      Month      Fiscal       Cumulative
                                         Ended      Ended     Year 2003   Filing to date
                                        02/01/03   09/30/03    to date       Totals
                                       ---------   --------   --------    --------------
Rental Income                          $  3,389    $      -   $      -       $  3,389

Interest Expense                         (1,683)          -          -         (1,683)

Depreciation                             (1,271)          -          -         (1,271)

Taxes, Other than Income                   (258)          -          -           (258)

Other Income / (Expense)                 28,472       4,679      1,458         29,930
                                       --------    --------   --------       --------
Net Income / (Loss) b/4 Income Taxes     28,649       4,679      1,458         30,107

Income Taxes - Benefit / (Expense)            -           -        (75)           (75)
                                       --------    --------   --------       --------
Net Income / (Loss)                    $ 28,649    $  4,679   $  1,383       $ 30,032
                                       ========    ========   ========       ========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                    Form MOR - 3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                 ASSETS

CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                           $         12
ACCOUNTS RECEIVABLE, NET                                                      20
DUE FROM VENDORS, NET                                                          0
INTERCOMPANY RECEIVABLE                                                   67,771
INVENTORIES                                                                    0
DEFERRED FINANCING                                                             0
PREPAID INSURANCE                                                              0
LANDLORD DEPOSITS                                                              0
REFUNDABLE TAXES                                                               0
OTHER PREPAIDS                                                                 0
                                                                    ------------
TOTAL CURRENT ASSETS                                                      67,803

TOTAL PROPERTY, PLANT & EQUIPMENT                                              0
LESS: ACCUMULATED DEPRECIATION                                                 0
                                                                    ------------
              PROPERTY, PLANT & EQUIPMENT, NET                                 -

OTHER ASSETS:
NET GOODWILL                                                                   0
LIFE INSURANCE - CSV                                                           0
PREPAID PENSION                                                                0
PROFESSIONAL RETAINERS                                                         0
COLLATERALIZED LETTERS OF CREDIT                                               0
OTHER                                                                          0
                                                                    ------------
TOTAL OTHER ASSETS                                                             -
                                                                    ------------
TOTAL ASSETS                                                        $     67,803
                                                                    ============

                                                                    Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

              LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                    $          -
ACCRUED PAYROLL                                                                0
ACCRUED PAYROLL TAXES                                                          0
ACCRUED PROPERTY TAXES                                                         0
ACCRUED STATE INCOME TAXES                                                    41
ACCRUED PROFESSIONAL FEES                                                      0
ACCRUED RENT/LEASE                                                             0
ACCRUED INTEREST                                                               0
RESTRUCTURING / STORE CLOSING RESERVE                                          0
ACCRUED VACATION                                                               0
ACCRUED MEDICAL / HOSPITAL                                                     0
ACCRUED CUSTOMER GIFT CARD BALANCES                                            0
ACCRUED WORKERS COMPENSATION                                                   0
ACCRUED OTHER                                                                  0
                                                                    ------------
                                            SUBTOTAL                          41

OTHER POST-PETITION LIABILITIES:
INTERCOMPANY LIABILITIES                                                       0
OTHER LIABILITIES                                                              0
                                                                    ------------
                                            SUBTOTAL                           0
                                                                    ------------
TOTAL CURRENT LIABILITIES - POST-PETITION                                     41

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                 0
ACCOUNTS PAYABLE - EXPENSE                                                    50
ACCOUNTS PAYABLE - PROPERTY TAXES                                              0
                                                                    ------------
                                            SUBTOTAL                          50

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                          0
ACCRUED PROPERTY TAXES                                                        90
ACCRUED GOM CAPITAL LEASE OBLIGATION                                       2,000
OFFICER'S DEFERRED COMPENSATION                                                0
ACCRUED WORKERS COMPENSATION                                                   0
ACCRUED VACATION                                                               0
ACCRUED INTEREST                                                               0
DEBENTURES                                                                     0
MORTGAGES                                                                 10,858
OTHER LIABILITIES                                                              0
                                                                    ------------
                                            SUBTOTAL                      12,948
                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                   12,998

                                                                    ------------
TOTAL LIABILITIES                                                         13,039

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                 400
PAID IN SURPLUS                                                                0
TREASURY STOCK                                                                 0
RETAINED EARNINGS, BEGINNING                                              52,981
CURRENT PERIOD EARNINGS                                                    1,383
                                                                    ------------
                                            SUBTOTAL                      54,764
                                                                    ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $     67,803
                                                                    ============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                    Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                            MONTHLY OPERATING REPORT

  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                    DOCUMENT    EXPLANATION
             REQUIRED DOCUMENTS                      FORM NO.       ATTACHED     ATTACHED
Debtor Affirmations                                  MOR - 1          Yes
Schedule of Cash Receipts and Disbursements          MOR - 2          Yes
Bank Account Reconciliations                         MOR - 2          Yes
Statement of Operations                              MOR - 3          Yes
Balance Sheet                                        MOR - 4          Yes
Status of Postpetition Taxes                         MOR - 5          N/A
Summary of Unpaid Postpetition Debts                 MOR - 5          N/A
Listing of aged accounts payable                     MOR - 5          N/A
Schedule of Insurance - Listing of Policies          MOR - 6          N/A

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
-----------------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/22/2003
-----------------------------------------------------                 ----------
Signature of Authorized Individual                                    Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                        Form MOR

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                               DEBTOR AFFIRMATION

         AS DEBTOR IN POSSESSION, I AFFIRM:               TRUE     FALSE
1.  That the insurance, as described in section 5 of
the Notice of Operating Instructions and Reporting
Requirements, is in effect.                                X

2.  That all post petition taxes, as described in
section 9 of the Notice of Operating Instructions
and Reporting Requirements, are current.                   X

3.  No professional fees (accountant, attorneys,
etc.) have been paid without specific court
authorization. If no, provide an explanation below.        X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON CREDIT CORP.
----------------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                   10/22/2003
----------------------------------------------------                  ----------
Signature of Authorized Individual                                    Date

Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                                                                    Form MOR - 1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.

                                                                                                         CURRENT       CUMULATIVE
                                                                                                          MONTH      FILING TO DATE
                                                                         BANK ACCOUNTS                    ACTUAL         ACTUAL
                                                         ---------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                                $       -   $       -   $        -   $      -   $      -      $    84
                                                         ---------   ---------   ----------   --------   --------      -------
RECEIPTS
INTERNAL TRANSFERS                                               -           -            -          -          -            -
INTEREST INCOME                                                  -           -            -          -          -            -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                             -           -            -          -          -            -
ACCOUNTS RECEIVABLE - LOCKBOX                                    -           -            -          -          -            -
RETAIL STORE DEPOSITS                                            -           -            -          -          -            -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                                  -            -
REVOLVER BORROWINGS - FLEET                                      -           -            -          -          -            -
RETURN ITEMS REDEPOSITED                                         -           -            -          -          -            -
MISCELLANEOUS                                                    -           -            -          -          -            -
BANKCARD CASH RECEIPTS                                           -           -            -          -          -            -
EMPLOYEE BENEFIT PLANS                                           -           -            -          -          -            -
   TOTAL RECEIPTS                                        $       -   $       -   $        -   $      -   $      -      $     -
                                                         ---------   ---------   ----------   --------   --------      -------
DISBURSEMENTS
INTERNAL TRANSFERS                                               -           -            -          -          -            -
ELECTRONIC PAYROLL TAXES PAYMENTS                                -           -            -          -          -            -
PAYROLL                                                          -           -            -          -          -            -
PAYMENTS/TRANSFERS TO LIQUIDATORS                                -           -            -          -          -            -
VENDOR PAYMENTS                                                  -           -            -          -          -            -
ELECTRONIC SALES TAX PAYMENTS                                    -           -            -          -          -            -
RECEIPTS APPLIED TO REVOLVER BALANCE                             -           -            -          -          -            -
CUSTOMER REFUNDS                                                 -           -            -          -          -            -
EMPLOYEE BENEFIT PLAN PAYMENTS                                   -           -            -          -          -            -
BANK FEES                                                        -           -            -          -          -            -
RETURN ITEMS                                                     -           -            -          -          -            -
MISCELLANEOUS                                                    -           -            -          -          -           84
                                                                 -           -            -          -          -            -
   TOTAL DISBURSEMENTS                                   $       -   $       -   $        -   $      -   $      -      $    84
                                                         ---------   ---------   ----------   --------   --------      -------
NET CASH FLOW                                            $       -   $       -   $        -   $      -   $      -      $   (84)
                                                         ---------   ---------   ----------   --------   --------      -------
CASH - END OF MONTH                                      $       -   $       -   $        -   $      -   $      -      $     -
                                                         ---------   ---------   ----------   --------   --------      -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                         $        -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                              -
                                                                                            ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                             $        -
                                                                                            ----------

                                                                    Form MOR - 2

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                               BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                                                 BANK ACCOUNTS                               TOTAL
                                          -------------------------------------------------------------     --------
BALANCE PER BOOKS                         $         -    $          -     $        -         $        -     $      -

Bank Balance                                        -               -              -                  -            -
Plus: Deposits In Transit                           -               -              -                  -            -
Less: Outstanding Checks                            -               -              -                  -            -
Other                                               -               -              -                  -            -
ADJUSTED BANK BALANCE                     $         -    $          -     $        -         $        -     $      -

OTHER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         Form MOR - 2(continued)

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Period           Month         Fiscal        Cumulative
                                                                Ended           Ended        Year 2003    Filing to date
                                                               02/01/03        09/30/03       to date         Totals
                                                               --------        --------      ---------    --------------
Net Sales                                                      $      -        $      -      $       -    $            -

Cost of Goods Sold                                                    -               -              -                 -
                                                               --------        --------      ---------    --------------

Gross Profit                                                          -               -              -                 -

Operating Expenses                                                    -               -              -                 -
                                                               --------        --------      ---------    --------------

Operating Income / (Loss)                                             -               -              -                 -

Interest Expense                                                      -               -              -                 -

Other Income                                                          -               -              -                 -
                                                               --------        --------      ---------    --------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                 -               -              -                 -

Reorganization / Liquidation Expenses                                (1)              -             (1)               (2)

Income Taxes - Benefit / (Expense)                                    -               -              -                 -
                                                               --------        --------      ---------    --------------
Net Income / (Loss)                                            $     (1)       $      -      $      (1)   $           (2)
                                                               ========        ========      =========    ==============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                     Form MOR -3

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

              ASSETS

CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                           $          -
ACCOUNTS RECEIVABLE, NET                                                       0
DUE FROM VENDORS, NET                                                          0
INTERCOMPANY RECEIVABLE                                                    8,522
INVENTORIES                                                                    0
DEFERRED FINANCING                                                             0
PREPAID INSURANCE                                                              0
LANDLORD DEPOSITS                                                              0
REFUNDABLE TAXES                                                               0
OTHER PREPAIDS                                                                 0
                                                                    ------------
TOTAL CURRENT ASSETS                                                       8,522

TOTAL PROPERTY, PLANT & EQUIPMENT                                              0
LESS: ACCUMULATED DEPRECIATION                                                 0
                                                                    ------------

              PROPERTY, PLANT & EQUIPMENT, NET                                 -

OTHER ASSETS:
LIFE INSURANCE - CSV                                                           0
EQUITY IN SUBS                                                                 0
PREPAID PENSION                                                                0
PROFESSIONAL RETAINERS                                                         0
COLLATERALIZED LETTERS OF CREDIT                                               0
OTHER                                                                          0
                                                                    ------------
TOTAL OTHER ASSETS                                                             -
                                                                    ------------
TOTAL ASSETS                                                        $      8,522
                                                                    ============

                                                                    Form MOR - 4

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                                             Reporting Period: September 1, 2003
                                                           to September 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

              LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                    $          -
ACCRUED PAYROLL                                                                0
ACCRUED PAYROLL TAXES                                                          0
ACCRUED PROPERTY TAXES                                                         0
ACCRUED STATE INCOME TAXES                                                     0
ACCRUED PROFESSIONAL FEES                                                      0
ACCRUED RENT/LEASE                                                             0
ACCRUED INTEREST                                                               0
RESTRUCTURING / STORE CLOSING RESERVE                                          0
ACCRUED VACATION                                                               0
ACCRUED MEDICAL / HOSPITAL                                                     0
ACCRUED CUSTOMER GIFT CARD BALANCES                                            0
ACCRUED WORKERS COMPENSATION                                                   0
ACCRUED OTHER                                                                  0
                                                                    ------------
                                            SUBTOTAL                           0

OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                       0
OTHER LIABILITIES                                                              0
                                                                    ------------
                                            SUBTOTAL                           0
                                                                    ------------
TOTAL CURRENT LIABILITIES - POST-PETITION                                      0

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                 0
ACCOUNTS PAYABLE - EXPENSE                                                     0
ACCOUNTS PAYABLE - PROPERTY TAXES                                              0
                                                                    ------------
                                            SUBTOTAL                           0

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                          0
ACCRUED PROPERTY TAXES                                                         0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                           0
ACCRUED WORKERS COMPENSATION                                                   0
OFFICER'S DEFERRED COMPENSATION                                                0
ACCRUED VACATION                                                               0
ACCRUED INTEREST                                                               0
DEBENTURES                                                                     0
MORTGAGES                                                                      0
OTHER LIABILITIES                                                              0
                                                                    ------------
                                            SUBTOTAL                           0
                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                        0

                                                                    ------------
TOTAL LIABILITIES                                                              -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                               1,700
PAID IN SURPLUS                                                                0
TREASURY STOCK                                                                 0
RETAINED EARNINGS, BEGINNING                                               6,823
CURRENT PERIOD EARNINGS                                                       (1)
                                                                    ------------
                                            SUBTOTAL                       8,522
                                                                    ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $      8,522
                                                                    ============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                                                                    Form MOR - 4